SECOND AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT


         THIS SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of October 20, 1998, by and among TELETRAC HOLDINGS, INC., a Delaware corporation, the undersigned holders of the capital stock of the Company (the "Holders"), and those other persons and entities who have executed or shall have executed this Agreement and whose names appear on the Schedule of Registration Rights Holders attached hereto as Exhibit A, as such Schedule may be amended from time to time pursuant to Section 13 hereof. This Agreement amends and restates in its entirety the Amended and Restated Registration Rights Agreement (as defined below).

                                   WITNESSETH:

         WHEREAS, the Company (as defined below) and certain of the Holders entered into a Registration Rights Agreement dated as of November 14, 1995, as amended by Amendment No. 1 to Registration Rights Agreement dated March 29, 1996 (the "Amended Registration Rights Agreement");

         WHEREAS, in connection with the Company's sale of its Series A Redeemable Convertible Participating Preferred Stock, par value $.01 per share (the "Series A Preferred Stock"), to certain Holders, the Company agreed to provide certain registration rights with respect to the Series A Preferred Stock and, to evidence such agreement, entered into an Amended and Restated Registration Rights Agreement dated as of December 6, 1996 with certain Holders (the "Amended and Restated Registration Rights Agreement");

         WHEREAS, the Company and certain Holders contemporaneously herewith are entering into a Stock Purchase Agreement (the "Series B Stock Purchase Agreement") pursuant to which such Holders shall purchase from the Company shares of the Company's Series B Redeemable Convertible Participating Preferred Stock, par value $.01 per share (the "Series B Preferred Shares");

         WHEREAS, to induce such Holders to purchase the Series B Preferred Shares, the Company has agreed to provide the registration rights set forth in this Agreement and the execution of this Agreement is a condition precedent to the purchase by the Investors (as defined in the Series B Stock Purchase Agreement) of the Series B Preferred Shares under the Series B Stock Purchase Agreement.

         NOW, THEREFORE, in consideration of the foregoing and of the mutual promises and covenants contained herein, the parties hereby agree as follows:

                                    ARTICLE 1

                                   Definitions

         As used herein, the following terms shall have the following respective meanings:


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         1.1 "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         1.2 "Company" shall mean Teletrac Holdings, Inc., a Delaware corporation, and any of its subsidiaries except to the extent the context otherwise requires.

         1.3 "Holders" shall mean and include any person or persons who have executed this Agreement and whose names appear on the Schedule of Registration Rights Holders or who shall, pursuant to Article 13 hereof, become parties hereto, and any qualifying transferees under Article 11 hereof who hold Registrable Securities.

         1.4 "Initiating Holders" shall mean any Holders who in the aggregate own not less than forty percent (40%) of the Registrable Securities; provided, however, that after the date on which the Company has closed its Initial Public Offering, "Initiating Holders" shall mean any Holders who in the aggregate own not less than ten percent (10%) of the Registrable Securities.

         1.5 "Initial Public Offering" shall mean the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), covering the offer and sale of Common Stock to the public at an aggregate offering price to the public of at least $10,000,000.

         1.6 The terms, "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

         1.7 "Registrable Securities" means any and all shares of Class A Common Stock (as defined in the Series B Stock Purchase Agreement) (i) issued or issuable upon conversion of the Series B Preferred Stock, (ii) issued or issuable upon conversion of the Series A Preferred Stock, (iii) issued under the Stock Purchase Agreement dated November 14, 1995 by and among the Company and certain Holders, (iv) issued under the Subscription Agreement dated March 29, 1996 by and among the Company and certain Holders, (v) issued or issuable upon conversion of the Class B Common Stock (as defined in the Convertible Preferred Stock Purchase Agreement) (disregarding any restriction on the conversion of such Class B Common Stock into Class A Common Stock), (vi) issued upon exercise of any options granted by the Company pursuant to the Company's 1995 Stock Option Plan, the Company's 1996 Stock Option Plan, the Company's 1998 Stock Option Plan or any other compensation plans which have been adopted by and approved by the Compensation Committee of the Board of Directors, and (vii) issued or issuable with respect to any Securities referred to in classes (i) through (vi) above, upon any stock split, stock dividend, recapitalization or similar event, which shares have not been sold to the public.

         1.8 "Registration Expenses" shall mean all expenses incurred by the Company in complying with Articles 2 and 3 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of legal counsel for the Company, fees and disbursements of one legal counsel for the selling stockholders, blue sky fees and expenses, and the expense of any special audits incident to or

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required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

         1.9 "S-3 Registration Expenses" shall mean all expenses incurred by the Company in complying with Article 4 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of legal counsel for the Company, fees and disbursements of one legal counsel for the selling stockholders, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

         1.10 "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         1.11 "Selling Expenses" shall mean all underwriting fees, discounts, selling commissions and stock transfer taxes applicable to the Registrable Securities registered by the Holders.

                                    ARTICLE 2

                             Requested Registration

         2.1 Request for Registration. In the event the Company shall receive from the Initiating Holders a written request that the Company effect any registration, qualification or compliance with respect to Registrable Securities with an anticipated aggregate offering price to the public of at least $10,000,000, the Company will:

               (a) promptly give written notice of the proposed registration, qualification or compliance to all other Holders; and

                  (b) use its diligent efforts to effect such registration, qualification or compliance as soon as practicable (including, without limitation, undertaking to file post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with applicable regulations issued under the Securities Act, and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within 15 days after the receipt of the written notice from the Company described in Section 2.1(a);

         provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Article 2:

                           (i)      In any particular jurisdiction in which the
Company would be required to execute a general consent to service of process in

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effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                           (ii)     Within one hundred and eighty (180) days
immediately following the effective date of any registration statement pertaining to a firmly underwritten offering of securities of the Company for its own account (or such lesser period as the managing underwriters of such offering will allow);

                           (iii) After the Company has effected three (3) such
requested registrations pursuant to this Article 2 (not including registrations on Form S-3 or registrations in which the number of shares of Registrable Securities of the Holders registered in such offering was reduced by more than fifty percent (50%) due to underwriters' marketing limitations), each such registration has been declared or ordered effective, and the securities offered pursuant to each such registration have been sold, or if the Company has effected any requested registration (other than a registration for the Company's Initial Public Offering) pursuant to this Agreement during the previous twelve-month period (or such shorter period as the managing underwriter of the Company's most recent public offering will allow); or

                           (iv)     If the Company then meets the eligibility
requirements applicable to the use of Form S-3 in connection with such registration and is able to effect such requested registration pursuant to
Article 4 hereof.

                  (c) Subject to the foregoing clauses (i) through (iv), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request of the Initiating Holders; provided, however, that if the Company shall furnish to such Holders a certificate signed by the President or other chief executive officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed, the Company shall have the right to defer such filing for a period of not more than 120 days after receipt of the request of the Initiating Holders (provided, however, that the Company shall not be permitted to exercise such deferral right under this Section 2.1(c) or Section 4.1(c) hereof more than once in any 360-day period).

         2.2      Underwriting.

                  (a) The distribution of the Registrable Securities covered by the request of the Initiating Holders shall be effected by means of a firm commitment underwriting. The right of any Holder to registration pursuant to this Article 2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the other Holders and such Initiating Holders) to the extent provided herein.

                  (b) The Company (together with all Holders proposing to distribute their securities through such underwriting) shall enter into an underwriting agreement in customary form with a managing underwriter of nationally recognized standing selected for such underwriting by a majority in interest of the Holders of Registrable Securities included in such

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registration and approved by the Company, which approval shall not be unreasonably withheld. Notwithstanding any other provision of this Article 2, if the managing underwriter advises the Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the underwriters may exclude shares requested to be included in such registration subject to the provisions of Section 2.3. The number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated amongst Holders who have requested registration of Registrable Securities in such registration and underwriting in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the managing underwriter's marketing limitation shall be included in such registration.

                  (c) If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration; provided, however, that if by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used in determining the underwriter limitation in this Section 2.2(c).

         2.3 Inclusion of Shares by Company. If the managing underwriter has not limited the number of Registrable Securities to be underwritten, the Company may include securities for its own account or for the account of others in such registration if the managing underwriter so agrees and if the number of Registrable Securities held by Holders which would otherwise have been included in such registration and underwriting will not thereby be limited. The inclusion of such shares shall be on the same terms as the registration of shares held by the Holders. In the event that the underwriters exclude some of the securities to be registered, the securities to be sold for the account of the Company and any other holders shall be excluded in their entirety prior to the exclusion of any Registrable Securities.

                                    ARTICLE 3

                              Company Registration

         3.1 Notice of Registration to Holders. If at any time or from time to time the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders (including, without limitation, under Article IV), other than (i) a registration relating solely to employee benefit plans on Form S-8 (or any successor form) or (ii) a registration relating solely to a Commission Rule 145 transaction on Form S-4 (or any successor form), the Company will:

                  (a)      promptly give to each Holder written notice thereof;
 and


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                  (b) include in such registration (and any related
qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 15 days after receipt of such written notice from the Company described in Section 3.1(a), by any Holder or Holders.

         3.2 Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 3.1(a). In such event, the right of any Holder to registration pursuant to this
Article 3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company.

                  (a) Notwithstanding any other provision of this Article 3, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may exclude some or all Registrable Securities from such registration and underwriting. The Company shall so advise all Holders of Registrable Securities, and the number of shares of Common Stock to be included in such registration shall be allocated as follows: first, for the account of the Company, all shares of Common Stock proposed to be sold by the Company; second, for the account of Holders of Registrable Securities participating in such registration, the number of shares of Common Stock requested to be included in the registration by such Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities that are proposed to be offered and sold by such Holders of Registrable Securities at the time of filing the registration statement, and third, for the account of any other stockholders of the Company participating in such registration, the number of shares of Common Stock requested to be included in the registration by such other stockholders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities that are proposed to be offered and sold by such other stockholders of Registrable Securities at the time of filing the registration statement; provided, however, that if the offering is not an Initial Public Offering, the number of shares of Registrable Securities registered in such offering shall not be reduced to less than forty percent (40%) of the total number of shares of securities registered in such offering. No Registrable Securities excluded from the underwriting by reason of the underwriters' marketing limitation shall be included in such registration.

                  (b) The Company shall so advise all Holders and the other holders distributing their securities through such underwriting of any such limitation, and the number of shares of Registrable Securities held by Holders that may be included in the registration and underwriting shall be allocated among all Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by all such Holders at the time of filing the registration statement. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, but the Holder shall continue to be bound by Article 8 hereof.

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                                    ARTICLE 4

                            Registration on Form S-3

         4.1      Request for Registration.

                  (a) In addition to the rights set forth in Articles 2 and 3 hereof, if a Holder or Holders request that the Company file a registration statement on Form S-3 (or any successor to Form S-3) for a public offering of shares of Registrable Securities the reasonably anticipated aggregate price to the public of which would equal at least $2,000,000 and the Company is a registrant entitled to use Form S-3 (or any successor form to Form S-3) to register such shares for such an offering, the Company shall use its best efforts to cause such shares to be registered for the offering as soon as practicable on Form S-3 (or any such successor form to Form S-3).

                  (b) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Article 4:

                           (i)      in any particular jurisdiction in which the
Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                           (ii)     if the Company, within ten (10) days of the
receipt of the request of the Holder or Holders, gives notice of its bona fide intention to effect the filing of a registration statement with the Commission within forty-five (45) days of receipt of such request (other than with respect to a registration statement relating to a Rule 145 transaction or an offering solely to employees); and

                           (iii) during the period starting with the date of
filing of, and ending on a date which is 180 days following the effective date of, a registration statement described in (ii) above or filed pursuant to this
Article 4 or Articles 2 or 3 hereof (or such shorter period as the managing underwriter of the Company's most recent public offering may agree), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective and provided, further, that no other person or entity could require the Company to file a registration statement in such period.

                  (c) Subject to the foregoing clauses (i) through (iii), the Company shall file a registration statement on Form S-3 covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request of the Holders; provided, however, that if the Company shall furnish to such Holders a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed on or before the date filing would be required, and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a reasonable period of not more than ninety (90) days after receipt of the request of the Holders (provided, however, that the Company shall not be permitted to

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exercise such deferral right under this Section 4.1(c) or Section 2.1(c) hereof more than once in any 360-day period).

         4.2      Underwriting.

                  (a) The distribution of the Registrable Securities covered by the registration on Form S-3 shall be effected by means of the method of distribution selected by the Holders holding a majority of the Registrable Securities covered by such registration. If such distribution is effected by means of an underwriting, the right of any Holder to registration pursuant to this Article 4 shall be conditioned upon such Holder's participation in such underwriting, if any, and the inclusion of such Holder's Registrable Securities in such underwriting.

                  (b) If the distribution of the Registrable Securities pursuant to this Section 4.2 is effected by means of an underwriting, the Company (together with all Holders proposing to distribute their securities through such underwriting) shall enter into an underwriting agreement in customary form with a managing underwriter of nationally recognized standing selected for such underwriting by a majority in interest of the Holders requesting registration on Form S-3 and approved by the Company, which approval shall not be unreasonably withheld. Notwithstanding any other provision of this Article 4, if the managing underwriter advises the Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the underwriters may exclude some or all of the shares requested to be included in such registration subject to the provisions of Section 4.3; provided, however, the number of shares of Registrable Securities registered in such offering shall not be reduced to less than forty percent (40%) of the total number of shares of securities registered in such offering. The number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. No registrable Securities excluded from the underwriting by reason of the managing underwriter's marketing limitation shall be included in such registration.

                  (c) If the distribution of the Registrable Securities pursuant to this Section 4.2 is effected by means of an underwriting and if any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration; provided, however, that if by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used in determining the underwriter limitation in this Section 4.2(c).

         4.3 Inclusion of Shares by Company. If the distribution of the Registrable Securities pursuant to this Section 4.2 is effected by means of an underwriting and if the managing underwriter has not limited the number of Registrable Securities to be underwritten,

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the Company may include securities for its own account or for the account of others in such registration if the managing underwriter so agrees and if the number of Registrable Securities held by Holders requesting registration on Form S-3 which would otherwise have been included in such registration and underwriting will not thereby be limited. The inclusion of such shares shall be on the same terms as the registration of shares held by the Holders. In the event that the underwriters exclude some of the securities to be registered on Form S-3, the securities to be sold for the account of the Company and any other holders shall be excluded in their entirety prior to the exclusion of any Registrable Securities.

                                    ARTICLE 5

                            Expenses of Registration

         All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Articles 2 and 3 hereof and all S-3 Registration Expenses shall be borne by the Company. All Selling Expenses relating to securities registered by the Holders shall be borne by the holders of such securities pro rata on the basis of the number of shares so registered.

                                    ARTICLE 6

                             Registration Procedures

         In the case of each registration, qualification or compliance effected by the Company pursuant to this Agreement, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof.
At its expense the Company will:

                  (a) Keep such registration, qualification or compliance effective and current for a period of one hundred eighty (180) days (or such longer period as may be necessary to accommodate the filing of amendments or supplements necessary to comply with the Securities Act) or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs;

                  (b) Furnish such number of prospectuses and other documents incident thereto as a Holder from time to time may reasonably request;

                  (c) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdiction;

                  (d) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement;

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                  (e) Notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the Securities Act, of the occurrence of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                  (f) Cause all such Registrable Securities to be quoted on the market or listed on each securities exchange, as applicable, on which similar securities issued by the Company are then quoted or listed;

                  (g) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make generally available to its security holders, in each case as soon as practicable, but not later than forty-five (45) days after the close of the period covered thereby (ninety (90) days in case the period covered corresponds to the fiscal year of the Company), an earnings statement of the Company which will satisfy the provisions of
Section 11(a) of the Securities Act; and

                  (h) Use its best efforts to furnish to each Holder and to each underwriter, if any, a signed counterpart, addressed to such Holder or underwriter, of (i) an opinion or opinions of counsel to the Company and (ii) a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the Holders of Registrable Securities included in such offering or the managing underwriter therefor reasonably requests.

                                    ARTICLE 7

                                 Indemnification

         7.1 The Company will indemnify each Holder, each of its officers, directors, partners, members, beneficiaries and stockholders and such Holder's legal counsel, investment advisers, employees, agents and independent accountants, if any, and each person controlling any such persons within the meaning of Section 15 of the Securities Act (each, a "Holder Indemnified Party"), with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act (each, an "Underwriter Indemnified Party"), against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereof, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein, a material fact required to be stated therein or necessary to make the statements therein, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act or any state securities laws applicable to the Company

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and relating to action or inaction by the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder Indemnified Party and Underwriter Indemnified Party for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable to any Holder Indemnified Party or Underwriter Indemnified Party to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by such Holder Indemnified Party or such Underwriter Indemnified Party, as the case may be, and expressly intended for use in such registration statement, prospectus, offering circular or other document, or any amendment or supplement thereof.

         7.2 Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and its legal counsel and independent accountants, and each person controlling any such persons within the meaning of Section 15 of the Securities Act (each, a "Company Indemnified Party") and each Underwriter Indemnified Party, if any, and each other Holder Indemnified Party against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Company Indemnified Party, Underwriter Indemnified Party or Holder Indemnified Party for any legal or any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, other document or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Holder and expressly intended for use in such registration statement, prospectus, offering circular or other document, or any amendment or supplement thereof; provided, however, that the obligations of such Holders hereunder shall be limited to an amount equal to the proceeds to each such Holder of Registrable Securities sold as contemplated herein.

         7.3 Each party entitled to indemnification under this Section 7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld). The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall bear the expense of such defense of the Indemnified Party if representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, unless such failure is prejudicial to the ability of the Indemnifying Party to defend the action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation.

                                    ARTICLE 8

                                Lockup Agreement

         8.1 In consideration for the Company agreeing to its obligations under this Agreement, each Holder agrees:

                  (a) In connection with the Company's Initial Public Offering, upon the request of the underwriters managing the underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of such underwriters for such period of time (not to exceed the period commencing seven (7) days prior to the effective date of such registration and ending one hundred and eighty (180) days after such effective date) as the underwriters may specify; and

                  (b) In connection with any registration effected pursuant to Articles 2, 3 and 4 hereof, any Holder electing not to participate in, or withdrawing from, such registration shall, upon the request of the underwriters managing the offering of the Company's securities, not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in such registration) without the prior written consent of such underwriters until such period of time (not to exceed the period commencing seven (7) days prior to the effective date of such registration and ending ninety (90) days after such effective date) from the effective date of such registration or, if earlier, until the distribution of such securities is completed or the underwriters have sold all securities of the Company allotted to them pursuant to such registration.

         8.2 Notwithstanding Section 8.1 hereof, (i) no Holder shall have any obligation to enter into the agreement described in Section 8.1 hereof unless all executive officers and directors of the Company enter into similar agreements, (ii) nothing herein shall prevent any Holder from making a distribution of Registrable Securities to its affiliate that is otherwise in compliance with applicable securities laws or, for any Holder that is a partnership, from making a distribution of Registrable Securities to partners thereof that is otherwise in compliance with applicable securities laws and
(iii) nothing herein shall prevent any Holder which is an SBIC from making a distribution or transfer of Registrable Securities pursuant to applicable regulatory requirements under the SBIC Act.

                                    ARTICLE 9

                              Information by Holder

         The Holder or Holders of Registrable Securities included in any registration shall furnish in writing to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

                                   ARTICLE 10

                               Rule 144 Reporting

         With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of securities of the Company to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to:

         10.1 Make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public; and

         10.2 Use its best efforts to then file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act") (at any time after it has become subject to such reporting requirements); and

         10.3 So long as a Holder owns any Registrable Securities, furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after ninety (90) days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

                                   ARTICLE 11

                         Transfer of Registration Rights

         The rights to cause the Company to register securities granted to Holders under Articles 2, 3 and 4 hereof may be assigned in connection with any permitted transfer or assignment of the Holder's Registrable Securities. All transferees and assignees of the rights to cause the Company to register securities granted to Holders under Articles 2, 3 and 4 hereof, as a condition to the transfer of such rights, shall agree in writing to be bound by the agreements set forth herein.

                                   ARTICLE 12

                       Termination of Registration Rights

         The rights granted and obligations imposed pursuant to this Agreement shall terminate as to any Holder: (i) at such time, following the Company's registration of its Common Stock under the Exchange Act, as such Holder holds Registrable Securities constituting less than one percent (1%) of all outstanding shares of the Company's Common Stock; (ii) when a registration statement with respect to the sale of all of such Holder's Registrable Securities shall have become effective under the Securities Act and such Registrable Securities shall have been disposed of in accordance therewith;
(iii) at such time as all of such Holder's Registrable Securities may be distributed pursuant to Rule 144 (or any successor provisions thereto) under the Securities Act in any three-month period; (iv) when such Holder's Registrable Securities shall have been otherwise transferred and subsequent disposition of such Registrable Securities shall not require registration or qualification under the Securities Act or any similar state law then in force; or (v) on the fifth (5th) anniversary of the closing of the Company's first firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offering and sale of Common Stock to the public; provided, however, that the provisions of Article 10 hereof shall survive for so long as any Holder continues to hold any Registrable Securities.

                                   ARTICLE 13

                       Limitations on Registration Rights
                           Granted to Other Securities

         The Additional Investors, to the extent that such investors are not already parties to this Agreement, may be added as parties to this Agreement with respect to the Additional Series B Preferred Shares. The parties hereto agree that additional holders may, with the consent of the Company and the Holders of at least seventy-five percent (75%) of the Registrable Securities then outstanding, be added as parties to this Agreement with respect to any or all securities of the Company held by them; provided, however, that from and after the date of this Agreement, the Company shall not without the prior written consent of the Holders of a majority of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company providing for the grant to such holder of registration rights superior to those granted herein. Any additional parties shall execute a counterpart of this Agreement, and upon execution by such additional parties and by the Company, shall be considered Holders for purposes of this Agreement, and shall be added to the Schedule of Registration Rights Holders attached hereto as Exhibit A.

                                   ARTICLE 14

                                  Miscellaneous

         14.1 Waivers and Amendments. With the written consent of the Company and the holders of at least seventy-five percent (75%) of the Registrable Securities then outstanding, the obligations and rights of the Company and the Holders under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely) or amended; provided, however, that no such waiver or amendment shall reduce the aforesaid number of shares the holders of which are required to consent to any waiver or amendment, without the consent of all the Holders . Upon the effectuation of each such waiver or amendment, the Company shall promptly give written notice thereof to any Holders who have not previously consented thereto in writing. This Agreement or any provision hereof may be amended, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of the amendment, waiver, discharge or termination is sought, except to the extent provided in this
Section 14.1.

         14.2 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed entirely within the state without giving effect to any choice or conflicts of law principles that would cause the application of the domestic substantive laws of any other jurisdiction.

         14.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

         14.4 Entire Agreement. This Agreement amends, restates in its entirety and supersedes the Amended Registration Rights Agreement and constitutes the full and entire understanding and agreement among the parties hereto with regard to the subject matter hereof. From and after the date hereof, the Amended Registration Rights Agreement shall cease to be of force or effect.

         14.5 Notices. All notices, requests, consents, and other communications hereunder shall be in writing and shall be deemed effectively given and received upon delivery in person, or one business day after delivery by national overnight courier service or by telecopier transmission with acknowledgment of transmission receipt, or three (3) business days after deposit via certified or registered mail, return receipt requested, in each case addressed (i) if to a Holder, to the address set forth opposite such Holder's name on the signature pages hereof or to such other address as such Holder shall have furnished to the Company in writing, or (ii) if to the Company at its address as set forth on the signature pages hereof or to such other address as the Company shall have furnished to the Holders in writing, with a copy to the Company's legal counsel, Reboul, MacMurray, Hewitt, Maynard & Kristol, 45 Rockefeller Plaza, New York, New York 10111, to the attention of Robert A. Schwed, Esq.

         14.6 Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

         14.7 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         14.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together constitute one instrument.

                                   ARTICLE 15

                                   Aggregation

         Shares of capital stock of the Company owned by partnerships and corporations having substantially common ownership interests or managed by the same principals and owned by individual investors affiliated with one another may be aggregated for the purposes of calculating the aggregate percentage of capital stock of the Company owned by any Holder and any permitted transferee hereunder.

                                  [END OF TEXT]

         IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Registration Rights Agreement as a sealed instrument as of the day and year first written above.

ADDRESS:                                        COMPANY:

2323 Grand                                      TELETRAC HOLDINGS, INC., a
Suite 1100                                      Delaware corporation
Kansas City, MO 64108-2670
Attn:  President
                                                By:
                                                    Name:
                                                    Title:


                                                HOLDERS:
Toronto Dominion Capital
31 West 52nd Street                             TORONTO DOMINION CAPITAL
20th Floor                                       (U.S.A.), INC.
New York, NY  10019
Attn:  Brian A. Rich
                                                By:
                                                    Name:
                                                    Title:


Kingdon Capital Management Corporation          KINGDON ASSOCIATES, L.P.
52 West 57th Street
New York, NY  10019
Attn: Mark Kingdon                              By:  Kingdon Capital Management
                                                       Corp.,
                                                      its general partner


                                                By:____________________________
                                                    Name:
                                                    Title:

Kingdon Capital Management Corporation          KINGDON PARTNERS, L.P.
52 West 57th Street
New York, NY  10019                             By: Kingdon Capital Management
Attn:  Mark Kingdon                                   Corp.,
                                                   its general partner


                                                By:____________________________
                                                    Name:
                                                    Title:

Kingdon Capital Management Corporation          M. KINGDON OFFSHORE NV
52 West 57th Street
New York, NY  10019                             By: Kingdon Capital Management
Attn:  Mark Kingdon                                   Corp.,
                                                    its investment advisor


                                                    By:________________________
                                                        Name:
                                                        Title:

Burr, Egan, Deleage & Co.                       ALTA SUBORDINATED DEBT
One Embarcadero Center                          PARTNERS III, L.P.
Suite 4050
San Francisco, CA  94111                        By: Alta Subordinated Debt
Attn:  Robert F. Benbow                               Management III, L.P.


                                                    By:_________________________
                                                         General Partner

Burr, Egan, Deleage & Co.                       ALTA V LIMITED PARTNERSHIP
One Embarcadero Center
Suite 4050                                      By: Alta V Management Partners,
San Francisco, CA  94111                              L.P.
Attn:  Robert F. Benbow

                                                    By:_________________________
                                                        General Partner

Burr, Egan, Deleage & Co.                       CUSTOMS HOUSE PARTNERS
One Embarcadero Center
Suite 4050
San Francisco, CA  94111
Attn:  Robert F. Benbow                             By:_________________________
                                                         General Partner

Burr, Egan, Deleage & Co.                       ALTA COMMUNICATIONS VI, L.P.
One Embarcadero Center
Suite 4050                                      By: Alta Communications VI
San Francisco, CA  94111                              Management Partners, L.P.
Attn:  Robert F. Benbow

                                                    By:_________________________
                                                        General Partner

Burr, Egan, Deleage & Co.                       ALTA COMM S by S, LLC
One Embarcadero Center
Suite 4050
San Francisco, CA  94111                        By:_____________________________
Attn:  Robert F. Benbow                                  Member


EOS Partners SBIC, L.P.                         EOS PARTNERS SBIC, L.P.
320 Madison Avenue, 22nd Floor
New York, NY  10022                             By: EOS SBIC General, L.P.
Attn: Brian Young

                                                    By:_________________________
                                                         Name:
                                                         Title:

TruePosition, Inc.                              TRUEPOSITION, INC.
3 Bala Plaza East, Suite 502
Bala Cynwyd, PA  19004
Attn:  David J. Berkman                         By:_____________________________
                                                    Name:
                                                    Title:

BancBoston Ventures, Inc.                       BANCBOSTON VENTURES INC.
100 Federal Street
Boston, MA  02110
Attn:  Lars Swanson
                                                By:_____________________________
                                                     Name:
                                                     Title:


Northwood Ventures                              NORTHWOOD VENTURES
485 Underhill Boulevard
Suite 205
Syosset, NY  11791-3419
Attn:  Henry T. Wilson                          By:_____________________________


                                                CHESTNUT HILL WIRELESS, INC.
1300 Boylston Street
Chestnut Hill, MA  02167
Attn:  Michael A. Greeley
                                                By:_____________________________
                                                    Name:
                                                    Title:


Westbury Equity Partners                        WESTBURY EQUITY PARTNERS, L.P.
1400 Old Country Road, Suite 313
Westbury, NY  11590                             By:  J.P. Fogg Co.
Attn: Richard Sicoli

                                                        By:_____________________
                                                            Name:
                                                            Title:

Boston Capital Ventures                         BOSTON CAPITAL VENTURES
Old City Hall
Boston, MA  02108-3204
Attn:  Suresh Shanmugham
                                                By:_____________________________
                                                    Name:
                                                    Title:

1701 SE Columbia River Drive                    HIGH POINT KELLER LIMITED
Suite 100                                       PARNTERSHIP
Vancouver, Washington 98661
Attn:  Richard B. Keller II                     By: High Point Management, Inc.,
                                                      its general partner


                                                    By:_________________________
                                                         Name:
                                                         Title:


1701 SE Columbia River Drive
Suite 100
Vancouver, Washington 98661
Attn:  R. B. Keller
                                                By:_____________________________
                                                    R.B. Keller


1701 SE Columbia River Drive
Suite 100
Vancouver, Washington 98661
Attn:  Richard B. Keller II
                                                By:_____________________________
                                                    Richard B. Keller II


James A. Queen
c/o Teletrac Holdings, Inc.
2323 Grand, Suite 1100
Kansas City, MO 64108-2670                      ________________________________
                                                James A. Queen




Steven D. Scheiwe
c/o Teletrac Holdings, Inc.

2323 Grand, Suite 1100
Kansas City, MO 64108-2670                      ________________________________
                                                Steven D. Scheiwe


Lawrence P. Jennings
c/o Teletrac Holdings, Inc.
2323 Grand, Suite 1100
Kansas City, MO 64108-2670                      ________________________________
                                                Lawrence P. Jennings


Mrs. T.N. Markbreiter
16 Marigold Road                                ________________________________
Yau Yat Chuen                                   Mrs. T.N. Markbreiter
Kowloon
Hong Kong

Simon Brenner
95 Kennedy Avenue                               ________________________________
Rockville Centre, NY  11570                     Simon Brenner


c/o Kirkland & Ellis                            K&E PARTNERS II
200 East Randolph Drive
Chicago, IL  60601

                                                By:_____________________________
                                                    Partner

45 Rockefeller Plaza                            REBOUL, MACMURRAY, HEWITT, New
York, NY  10011                                 MAYNARD & KRISTOL
Attn:  Robert A. Schwed, Esq.

                                                By:_____________________________
                                                    Partner